Style Select Series

Supplement to Prospectus dated March 2, 1998

The following information supplements the Prospectus:

Effective April 1, 1998, SunAmerica Asset Management
Corp. ("SunAmerica") will no longer serve as an adviser for a portion of the assets of the Large-Cap Blend
Portfolio. Morgan Stanley Asset Management Inc., pursuant to its Subadvisory Agreement with SunAmerica, will assume subadvisory responsibilities for the component. References to SunAmerica's performance on pages 23, 24 and 25 of the Prospectus are no longer applicable.

The Total Return of the Small-Cap Value Portfolio, Class
B Shares for the period October 15, 1997 through October
31, 1997, under the heading "Financial Highlights" on page
7 of the Prospectus is replaced with (2.96%).

The second and third paragraphs under the heading
"Management of the Fund" on page 49 of the Prospectus are replaced with the following:

Morgan Stanley Asset Management Inc. MSAM is a wholly owned subsidiary of Morgan Stanley, Dean Witter & Co., with principal offices at 1221 Avenue of the Americas, New York, New York 10020. MSAM offers investment management and fiduciary services to taxable and tax-exempt funds and institutions, international organizations and individuals investing in U.S. and international equity and fixed income securities. As of December 31, 1997, MSAM had approximately $87 billion of combined assets under management as investment managers or fiduciary advisers.

The Portfolio Managers for MSAM's portion of the Large-Cap
Blend Portfolio are Kurt A. Feuerman and Margaret Kinsley
Johnson, Managing Director and Principal, respectively, of
MSAM.  Mr. Feuerman has been a Managing Director in MSAM's
Institutional Equity Group since 1993. From 1990 to 1993, he served as Managing Director in Morgan Stanley & Co.'s
Equity Research  Department.  Ms. Johnson has been a
Portfolio Manager at MSAM since 1989 and is a Chartered
Financial Analyst.



April 1, 1998